Exhibit 99.3


                           CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                           (18 U.S.C. SECTION 1350)

     In connection with the Quarterly Report of Cenex Harvest States Cooperatives (the "Company"), on Form 10-Q for the period ended February 28, 2003 as filed with the Securities and Exchange Commission on April 4, 2003 (the "Report"), I, John Schmitz, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ JOHN SCHMITZ
-------------------------------------
John Schmitz
Executive Vice President and Chief Financial Officer
April 4, 2003